Supplement dated October 9, 2006

to the

Prospectus dated May 1, 1998 for Select Guard Annual Premium Variable Life Insurance

The following supplemental information should be read in conjunction with the above referenced Prospectus for Select Guard Annual Premium Variable Life Insurance (the “Policies”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through its Separate Account C and marketed under the name “Select Guard.”

Effective October 9, 2006 pursuant to shareholder approval, the assets of certain funds underlying the variable investment options available for allocation of net premiums and policy account value under your policy (the “Old Funds”) have been transferred to newly organized funds, each a series of the RS Variable Products Trust (the “New Funds”).

Old Funds	Former Adviser/ Sub-adviser	New Funds	New Adviser/ Sub-adviser
The Guardian Stock Fund	Guardian Investor Services LLC (GIS)	RS Core Equity VIP Series	RS Investment Management Co. LLC (RS Investment Management) (Adviser)
Baillie Gifford International Growth Fund	Guardian Baillie Gifford Limited (Advisor) Baillie Gifford Overseas Limited (Sub-Adviser)	RS International Growth VIP Series	RS Investment Management (Adviser) Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser)
The Guardian Bond Fund, Inc.	GIS	RS Investment Quality Bond VIP Series	RS Investment Management (Adviser) GIS (Sub-adviser)
The Guardian Cash Fund, Inc.	GIS	RS Cash Management VIP Series	RS Investment Management (Adviser) GIS (Sub-adviser)

As a result of this transfer the following chart of fund names, objectives and typical investments, and investment advisers supersedes any such information contained in your most recent prospectus or any supplement thereto regarding your allocation options including, but not limited to, the information beginning at the bottom of page 35 and continuing through the middle of page 37 of the Prospectus.

Fund	Investment Objective	Typical Investments	Investment Adviser
RS Core Equity VIP Series*	Long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.	U.S. common stocks	RS Investment Management Co. LLC (RS Investment Management) (Adviser) 388 Market Street San Francisco, CA 94111
RS International Growth VIP Series*	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.	Common stocks and convertible securities issued by foreign companies

RS Investment Management (Adviser)

388 Market Street

San Francisco, CA 94111

Guardian Baillie Gifford Limited (Sub-adviser)

Baillie Gifford Overseas Limited (Sub-sub-adviser)

Calton Square

1 Greenside Row

Edinburgh, EH1 3AN, Scotland

PROSPECTUS	1

Fund	Investment Objective	Typical Investments	Investment Adviser
RS Investment Quality Bond VIP Series*	Maximum current income without undue risk of principal; capital appreciation is a secondary objective.	Investment grade debt obligations	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
RS Cash Management VIP Series*	As high a level of current income as is consistent with preservation of capital and maintenance of liquidity.	Money market instruments	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
Value Line Centurion Fund	Long-term growth of capital.	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System	Value Line Inc. (Value Line) 220 East 42nd Street New York, NY 10017
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk.	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System, bonds and money market instruments	Value Line Inc. (Value Line) 220 East 42nd Street New York, NY 10017

*	Effective October 9, 2006, pursuant to shareholder approval of a plan of reorganization, the Guardian Stock Fund, Guardian Bond Fund, Guardian Cash Fund, and the Baillie Gifford International Growth Fund (collectively, the “Guardian Funds”) are no longer available as investment options under this policy. They have been replaced by the RS Core Equity VIP Series, RS Investment Quality Bond VIP Series, RS Cash Management VIP Series, and the RS International Growth VIP Series, (collectively, the “RS Funds”), respectively, each a series of the RS Variable Products Trust.

All of the Funds are also available to other separate accounts supporting certain GIAC variable life insurance policies and variable annuity contracts. It is possible that certain conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts. In the event of a conflict, GIAC may take action to protect Policyowners (See the accompanying prospectuses for the Funds for more information about potential conflicts of interest).

A more detailed description of the investment objectives policies, charges, risks and expenses of the Funds may be found in the accompanying prospectuses for the Funds. You should read these prospectuses carefully and keep them for future reference.

The funds mentioned above may not be available in all states. Please contact your registered representative for more information.

All other provisions of this prospectus, as heretofore supplemented, remain unchanged.

This Supplement should be retained with the Prospectus for future reference

2	PROSPECTUS